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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 1999

                               VENATOR GROUP, INC.
             (Exact name of registrant as specified in its charter)

        New York                   No. 1-10299                   13-3513936
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

233 Broadway, New York, New York                                  10279-0003
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 553-2000
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Item 5. Other Events.

     On March 10, 1999, the Registrant reported sales and earnings for the fourth quarter and year ended January 30, 1999. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.

                                                   VENATOR GROUP, INC.
                                                      (Registrant)

Date: March 17, 1999                               By: /s/ Bruce L. Hartman
                                                       Bruce L. Hartman
                                                       Senior Vice President and
                                                       Chief Financial Officer


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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K

Exhibit No. in Item 601
    of Regulation S-K                                    Description

           99                                  New Release Dated March 10, 1999


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